                      [LASALLE NATIONAL BANK - LETTERHEAD]



                                                   April 26, 1995



Kleer-Vu Plastics Corporation
921 West Artesia Boulevard
Compton, California 9O22O

Gentlemen:

     KLEER-VU PLASTICS CORPORATION, a Delaware corporation ("Borrower") and LaSalle National Bank, a national banking association ("Bank") have entered into that certain Security Agreement dated March 5, 1990 (the "Security Agreement"). From time to time thereafter, Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrower and Bank now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   The Agreement hereby is amended as follows:

     (a) Paragraph 12 (c) of the Agreement is deleted in its entirety and the following is substituted in its place:

          (c) The failure of Borrower, PAS and Proline to maintain at all times an aggregate tangible net worth of not less than the Minimum Tangible Net Worth, as hereinafter defined. Commencing on the date of this Amendment through December 30, 1995, "Minimum Tangible Net Worth" shall equal $6,500,000.00. From December 31, 1995 through December 30, 1996, Minimum Tangible Net Worth shall equal $7,000,000.00. Thereafter, from December 31st through December 30th of each year, Minimum Tangible Net Worth shall be equal to the Minimum Tangible Net Worth on the last day of the immediately preceding fiscal year plus $100,000.00. "TANGIBLE
               NET WORTH" being defined for purposes of this paragraph as Borrower's, PAS's and Proline's shareholders' equity (including retained earnings) less the book value of all intangible assets as determined solely by Bank on a consistent basis plus the amount of any LIFO reserve plus the amount of any debt subordinated to Bank, all as determined under generally accepted accounting

KLEER-VU PLASTICS CORPORATION
APRIL 26, 1995
PAGE 2


               principles applied on a basis consistent with the financial statement dated April 30, 1995, except as set forth herein; and

     2. This Amendment shall not become effective until fully executed by all parties hereto.

     3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.


                                   LASALLE NATIONAL BANK, A NATIONAL
                                   BANKING ASSOCIATION

                                   By: /s/ illegible
                                      ------------------------------------------

                                   Title: Vice President
                                         ---------------------------------------

Accepted and agreed to this
27th day of April, 1995.
----        -----


KLEER-VU PLASTICS CORPORATION                   KLEER-VU PLASTICS CORPORATION

By: /s/  B. Leneck                             BY /s/ David W. Hardee
   -------------------------------------          ------------------------------

Title: CFO                                      TITLE  EVP
      ----------------------------------              --------------------------


Consented and agreed to by the following guarantors of the obligations of
KLEER-VU PLASTICS CORPORATION to LaSalle
National Bank.

KLEER-VU INDUSTRIES, INC.

By: /s/  B. Leneck
   -------------------------------------

Title: CFO
      ----------------------------------

Date: 4/27/95
     -----------------------------------


PAS INDUSTRY, INC.

By: /s/  B. Leneck                              BY: /s/  illegible
   -------------------------------------           -----------------------------

Title: CFO                                      TITLE: Chairman
      ----------------------------------              --------------------------

Date: 4/27/95                                   DATE: 4/27/95
     -----------------------------------             ---------------------------


PROLINE STORAGE CORPORATION

By: /s/  B. Leneck                              BY: /s/ David W. Hardee
   -------------------------------------           -----------------------------

Title: CFO                                      TITLE: President
      ----------------------------------              --------------------------

Date: 4/27/95                                   DATE: 4/27/95
     -----------------------------------             ---------------------------

                      [LASALLE NATIONAL BANK - LETTERHEAD]


                                                 April 26, 1995


PAS Industry, Inc.
2415 South Sierra Drive
Compton, California  90220


Gentlemen:

     PAS INDUSTRY, INC., a California corporation ("Borrower") and LaSalle National Bank, a national banking association ("Bank") have entered into that certain Loan and Security Agreement dated June 18, 1993 (the "Security Agreement"). From time to time thereafter, Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrower and Bank now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   The Agreement hereby is amended as follows:

     (a) Paragraph 11(o) of the Agreement is deleted in its entirety and the following in substituted in its place:

          (o) Borrower, Kleer-Vu and Proline shall maintain at all times an aggregate tangible net worth of not less than the Minimum Tangible Net Worth, as hereinafter defined. Commencing on the date of this Amendment through December 30, 1995, "Minimum Tangible Net Worth" shall equal $6,500,000.00. From December 31, 1995 through December 30, 1996, Minimum Tangible Net Worth shall equal $7,000,000.00. Thereafter, from December 31st through December 30th of each year, Minimum Tangible Net Worth shall be equal to the Minimum Tangible Net Worth on the last day of the immediately preceding fiscal year plus $100,000.00. "TANGIBLE NET WORTH" being defined for purposes of this paragraph as Borrower's, Kleer-Vu's and Proline's shareholders' equity (including retained earnings) less the book value of all intangible assets as determined solely by Bank on a consistent basis plus the amount of any LIFO reserve plus the amount of any debt subordinated to Bank, all as determined under generally accepted accounting principles applied on a basis consistent with the financial statement dated April 30, 1995, except as set forth herein; and

PAS INDUSTRY, INC.
APRIL 26, 1995
PAGE 2


          2. This Amendment shall not become effective until fully executed by all parties hereto.

          3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.


                                   LASALLE NATIONAL BANK, A NATIONAL
                                   BANKING ASSOCIATION

                                   By: /s/ illegible
                                      ------------------------------------------

                                   Title: Vice President
                                         ---------------------------------------

Accepted and agreed to this
27th day of April, 1995.
----        -----


PAS INDUSTRY, INC.                              PAS INDUSTRY, INC.

By: /s/  B. Leneck                             By /s/ David W. Hardee
   -------------------------------------          ------------------------------

Title: CFO                                      TITLE  President
      ----------------------------------              --------------------------


Consented and agreed to by the following guarantors of the obligations of
PAS INDUSTRY, INC. to LaSalle National Bank.

KLEER-VU PLASTICS CORPORATION

By: /s/ B. Leneck                               BY: /s/ illegible
   -------------------------------------           -----------------------------

Title: CFO                                      TITLE: President
      ----------------------------------              --------------------------

Date: 4/27/95                                   DATE: 4/27/95
     -----------------------------------             ---------------------------


KLEER-VU INDUSTRIES, INC.

By: /s/  B. Leneck
   -------------------------------------

Title: CFO
      ----------------------------------

Date: 4/27/95
     -----------------------------------


PROLINE STORAGE CORPORATION

By: /s/  B. Leneck                              BY: /s/ David W. Hardee
   -------------------------------------           -----------------------------

Title: CFO                                      TITLE: President
      ----------------------------------              --------------------------

Date: 4/27/95                                   DATE: 4/27/95
     -----------------------------------             ---------------------------

                      [LASALLE NATIONAL BANK - LETTERHEAD]


                                                April 26, 1995


Proline Storage Corporation
250 Kleer-Vu Drive
Brownsville, Tennessee 38012


Gentlemen:

     PROLINE STORAGE CORPORATION, a Tennessee corporation ("Borrower") and LaSalle National Bank, a national banking association ("Bank") have entered into that certain Loan and Security Agreement dated February 1, 1995 (the "Security Agreement"). From time to time thereafter, Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement") . Borrower and Bank now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   The Agreement hereby is amended as follows:

     (a) Paragraph (7) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

          (7) TANGIBLE NET WORTH: Borrower, Kleer-Vu and PAS shall maintain at all times an aggregate tangible net worth of not less than the Minimum Tangible Net Worth, as hereinafter defined.
               Commencing on the date of this Amendment through December 30, 1995, "Minimum Tangible Net Worth" shall equal $6,500,000.00. From December 31, 1995 through December 30, 1996, Minimum Tangible Net Worth shall equal $7,000,000.00. Thereafter, from December 31st through December 30 of each year, Minimum Tangible Net Worth shall be equal to the Minimum Tangible Net Worth on the last day of the immediately preceding fiscal year plus $100,000,000. "TANGIBLE NET WORTH" being defined for purposes of this Paragraph as Borrower's, PAS' and Kleer-Vu's shareholders' equity (including retained earnings) less the book value of all intangible assets, as determined solely by Bank on a consistent basis, plus the amount of any LIFO reserve plus the amount of any debt subordinated to Bank, all as determined under generally accepted accounting principles applied on a basis consistent with the financial statement dated April 30, 1995, except as set forth herein; and

PROLINE STORAGE CORPORATION
APRIL 26, 1995
PAGE 2



          (b) Paragraph 11.(o) of the Agreement is deleted in its entirety and the phrase "Intentionally Omitted" is substituted in its place.

          2. This Amendment shall not become effective until fully executed by all parties hereto.

          3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.


                                   LASALLE NATIONAL BANK, A NATIONAL
                                   BANKING ASSOCIATION

                                   By: /s/ illegible
                                      ------------------------------------------

                                   Title: Vice President
                                         ---------------------------------------

Accepted and agreed to this
27th day of April, 1995.
----        -----


PROLINE STORAGE CORPORATION                     PROLINE STORAGE CORPORATION

By: /s/  B. Leneck                             By /s/ David W. Hardee
   -------------------------------------          ------------------------------

Title: CFO                                      TITLE  President
      ----------------------------------              --------------------------


Consented and agreed to by the following guarantors of the obligations of
PROLINE STORAGE CORPORATION to LaSalle
National Bank.

KLEER-VU INDUSTRIES, INC.

By: /s/  B. Leneck
   -------------------------------------

Title: CFO
      ----------------------------------

Date: 4/27/95
     -----------------------------------


KLEER-VU PLASTICS CORPORATION

By: /s/  B. Leneck                             BY: /s/  illegible
   -------------------------------------           -----------------------------

Title: CFO                                      TITLE: President
      ----------------------------------              --------------------------

Date: 4/27/95                                   DATE: 4/27/95
     -----------------------------------             ---------------------------


PAS INDUSTRY, INC.

By: /s/  B. Leneck                             BY: /s/ illegible
   -------------------------------------           -----------------------------

Title: CFO                                      TITLE: Chairman
      ----------------------------------              --------------------------

Date: 4/27/95                                   DATE: 4/27/95
     -----------------------------------             ---------------------------

                      [LASALLE NATIONAL BANK - LETTERHEAD]


                                                  April 19, 1995


PAS Industry, Inc.
2415 South Sierra Drive
Compton, California 90220


Gentlemen:

     PAS INDUSTRY, INC., a California corporation ("Borrower") and LaSalle National Bank, a national banking association ("Bank") have entered into that certain Loan and Security Agreement dated June 18, 1993 (the "Security Agreement") . From time to time thereafter, Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrower and Bank now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   The Agreement hereby is amended as follows:

     (a) Paragraph 11(o) of the Agreement is deleted in its entirety and the following in substituted in its place:

          (o) Commencing April 30, 1995, Borrower, Kleer-Vu and Proline shall maintain at all times an aggregate tangible net worth of not less than $7,500,000.00; "TANGIBLE NET WORTH" being defined for purposes of this paragraph as Borrower's, Kleer-Vu's and Proline's shareholders' equity (including retained earnings) less the book value of all intangible assets, as determined solely by Bank on a consistent basis, plus the amount of any LIFO reserve plus the amount of any debt subordinated to Bank, all as determined under generally accepted accounting principles applied on a basis consistent with the financial statement dated April 30, 1995, except as set forth herein; and

     (b) Paragraph (1) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

          (1) LOAN LIMIT: Bank may, in its sole discretion, advance an amount up to the sum of the following sublimits (the "Loan Limit"):

PAS INDUSTRY, INC.
APRIL 19, 1995
PAGE 2


               (a) Up to fifty-five percent (55%) of the lower of the cost or market value of Borrower's Eligible Inventory or Six Million Five Hundred Thousand and No/100 Dollars ($6,500,000.00), whichever is less; PLUS

               (b) Up to fifty percent (50%) against the face amount of Commercial Letters of Credit issued by Bank for the purpose of purchasing Inventory, provided that such Commercial Letters of Credit are in form and substance satisfactory to Bank; MINUS

               (c) Such reserves as Bank elects, in its sole discretion, to establish from time to time;

                    provided, that the advances at subparagraphs (a) and (b) above and advances to Kleer-Vu under Paragraphs (1)(b) and
                    (1)(c) of Exhibit A to that certain Security Agreement dated March 5, 1990, by and between Bank and Kleer-Vu (the "Kleer-Vu Agreement") and the advances made to Proline under Paragraph (1) (b) of Exhibit A to that certain Loan and Security Agreement dated February 1, 1995, by and between Bank and Proline (the "Proline Agreement") shall in no event exceed SIX MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($6,500,000.00) in the aggregate; and

                    further provided, that the aggregate Loan Limit shall in no event exceed ELEVEN MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($11,300,000.00), MINUS the then outstanding amount of all loans and advances to Kleer-Vu under the Kleer-Vu Agreement, and minus the then outstanding amount of all loans and advances to Proline under the Proline Agreement, except as such amount may be increased or decreased by Bank, in its sole discretion, from time to time.


     (c) Paragraph (2) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:


          (2) LETTERS OF CREDIT: Subject to the terms and conditions of this Agreement, including Exhibit A, and the Other Agreements, during the Original Term or any Renewal Term, Bank may, in its sole discretion from time to time issue, upon Borrower's request, Commercial or Standby Letters of Credit, provided that the aggregate undrawn face amount of all such Letters of Credit shall at no time exceed Six

                      [LASALLE NATIONAL BANK - LETTERHEAD]


PAS INDUSTRY, INC.
APRIL 19, 1995
PAGE 3


               Million and No/1OO Dollars ($6,000,000.00) (less the then outstanding undrawn face amount of all Commercial and/or Standby Letters of Credit issued by Bank upon the request of Kleer-Vu pursuant to Paragraph (2).(1) of the Kleer-Vu Agreement). Bank's contingent liability under the Letters of Credit shall automatically reduce, dollar for dollar, the amount which Borrower may borrow based upon the Loan Limit. Payments made by Bank to any Person on account of any Letter of Credit shall constitute Loans hereunder. At no time shall the aggregate of direct Loans by Bank to Borrower plus the contingent liability of Bank under the outstanding Letters of Credit be in excess of the Loan Limit. Borrower shall remit to Bank a Letter of Credit fee equal to one-fourth of one percent (1/4 of 1%) per month on the aggregate undrawn face amount of all Letters of Credit outstanding, which fee shall be payable monthly in arrears on each day that interest is payable hereunder. Borrower shall also pay on demand Bank's normal and customary administrative charges for issuance of any Letter of Credit.

          (d) Paragraph (6).(1) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

               (6).(1) ORIGINAL TERM: The date of the Original Term set forth in Paragraph 9 of the Agreement is deleted and the date of June 30, 1997 is substituted in its place.

          2. This Amendment shall not become effective until fully executed by all parties hereto.

          3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.


                                   LASALLE NATIONAL BANK, A NATIONAL
                                   BANKING ASSOCIATION


                                   By: /s/ illegible
                                      ------------------------------------------

                                   Title: Vice President
                                         ---------------------------------------

PAS INDUSTRY, INC.
APRIL 19, 1995
PAGE 4


Accepted and agreed to this
20th day of April, 1995.
----        -----


PAS INDUSTRY, INC.                             PAS INDUSTRY, INC.

By: /s/ David W. Hardee                        By /s/  B. Leneck
   -------------------------------------          ------------------------------

Title: PRESIDENT                                TITLE  CFO
      ----------------------------------              --------------------------


Consented and agreed to by the following guarantors of the obligations of
PAS INDUSTRY, INC. to LaSalle National Bank.

KLEER-VU PLASTICS CORPORATION

By: /s/  B. Leneck                              BY: /s/ illegible
   -------------------------------------           -----------------------------

Title: Chief Financial Officer                  TITLE: President
      ----------------------------------              --------------------------

Date: 4/20/95                                   DATE: 4/20/95
     -----------------------------------             ---------------------------


KLEER-VU INDUSTRIES, INC.

By: /s/  B. Leneck
   -------------------------------------

Title: Chief Financial Officer
      ----------------------------------

Date: 4/20/95
     -----------------------------------


PROLINE STORAGE CORPORATION

By: /s/  David W. Hardee                        BY: /s/  B. Leneck
   -------------------------------------           -----------------------------

Title: PRESIDENT                                TITLE: Chief Financial Officer
      ----------------------------------              --------------------------

Date: 4/20/95                                   DATE: 4/20/95
     -----------------------------------             ---------------------------

                      [LASALLE NATIONAL BANK - LETTERHEAD]


                                                      April 19, 1995

Kleer-Vu Plastics Corporation
921 West Artesia Boulevard
Compton, California  90220

Gentlemen:

     KLEER-VU PLASTICS CORPORATION, a Delaware corporation ("Borrower") and LaSalle National Bank, a national banking association ("Bank") have entered into that certain Security Agreement dated March 5, 1990 (the "Security Agreement"). From time to time thereafter, Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrower and Bank now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   The Agreement hereby is amended as follows:

     (a) The first sentence of Paragraph 9 of the Agreement is deleted in its entirety and the following is substituted in its place:

          9. TERMINATION: MISCELLANEOUS. Subject to Bank's right to cease making loans to Borrower upon an Event of Default, Bank's obligation to loan monies to Borrower and Borrower's obligation to borrow monies from Bank, pursuant to the provisions of the Agreement, shall be in effect until June 30, 1997 (the "original term") and shall automatically renew itself from year to year thereafter (the "renewal term") unless terminated as hereinafter provided.

     (b) Paragraph 12 (c) of the Agreement is deleted in its entirety and the following is substituted in its place:

          (c) Commencing April 30, 1995, the failure of Borrower, PAS and Proline to maintain at all times an aggregate tangible net worth of not less than $7,500,000.00; "TANGIBLE NET WORTH" being defined for purposes of this paragraph as Borrower's, PAS's and Proline's shareholders' equity (including

Kleer-Vu Plastics Corporation
April 19, 1995
Page 2


               retained earnings) less the book value of all intangible assets as determined solely by Bank on a consistent basis plus the amount of any LIFO reserve plus the amount of any debt subordinated to Bank, all as determined under generally accepted accounting principles applied on a basis consistent with the financial statement dated April 30, 1995, except as set forth herein; and

     (c) Paragraph (1) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

          (1) LOAN LIMIT: Bank, in its sole discretion, shall advance an amount up to: (a) 85% of the face amount of Eligible Accounts; (b) 55% of the lower of cost or market value of Eligible Inventory; (c) subject to Paragraph (2). (1) of Exhibit A of the Agreement, up to 50% against the face amount of Commercial Letters of Credit issued by Bank for the purpose of purchasing Inventory, provided that such Commercial Letters of Credit are in form and substance satisfactory to Bank.

               The advances made pursuant to (b) and (c) above and advances to PAS under Paragraphs (1)(a) and (1)(b) of Exhibit A to that certain Loan and Security Agreement dated June 18, 1993, by and between Bank and PAS (the "PAS Agreement") and the advances made to Proline under Paragraph (1)(b) of Exhibit A to that certain Loan and Security Agreement dated February 1, 1995, by and between Bank and Proline (the "Proline Agreement") shall in no event exceed SIX MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($6,500,000.00) in the aggregate. However, the aggregate Loan Limit shall in no event exceed ELEVEN MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($11,300,000.00) MINUS the then outstanding amount of all loans and advances to PAS under the PAS Agreement, and MINUS the then outstanding amount of all loans and advances to Proline under the Proline Agreement, or such other amount as may be agreed upon from time to time by Borrower and Bank, except as such amount may be increased or decreased by Bank, in its sole discretion, from time to time.

     (d) Paragraph (2).(1) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

          (2).(1) LETTERS OF CREDIT: Subject to the terms and conditions of this Agreement, including Exhibit A, and the Other Agreements, during the original term or any renewal term, Bank may, in its sole discretion from time to time issue, upon Borrower's request, Commercial

Kleer-Vu Plastics Corporation
April 19, 1995
Page 3


                    and/or Standby Letters of Credit, provided that the aggregate undrawn face amount of all such Letters of Credit shall at no time exceed Six Million and No/lOO Dollars ($6,000,000.00) (less the then outstanding withdrawn face amount of all Commercial and/or Standby Letters of Credit issued by Bank upon the request of PAS pursuant to Paragraph
                    (1)(b) of the PAS Agreement). Bank's contingent liability under the Letters of Credit shall automatically reduce, dollar for dollar, the amount which Borrower may borrow based upon the Loan Limit. Payments made by Bank to any Person on account of any Letter of Credit shall constitute Loans hereunder. At no time shall the aggregate of direct Loans by Bank to Borrower plus the contingent liability of Bank under the outstanding Letters of Credit be in excess of the Loan Limit. Borrower shall remit to Bank a Letter of Credit fee equal to one-fourth of one percent (1/4 of 1%) per month on the aggregate undrawn face amount of all Letters of Credit outstanding, which fee shall be payable monthly in arrears on each day that interest is payable hereunder. Borrower shall also pay on demand Bank's normal and customary administrative charges for issuance of any Letter of Credit.



     (e) Paragraph (5).(1) of the Agreement is deleted in its entirety and the following is substituted in its place:

          (5).(1) SPECIFIC CROSS DEFAULT: In particular, but not by way of limitation of Paragraph 12 of the Agreement, a default under or termination of the PAS Agreement or the Proline Agreement shall constitute an Event of Default. For purposes of this paragraph, termination shall include the giving of notice of termination of said Agreements by either PAS, Proline or Bank.

     (f) Paragraph (6) of Exhibit A of the Agreement is amended to add the following provision:

          (b) Borrower shall cause its indebtedness in the minimum amount of One Million Seven Hundred Fifty Thousand and No/100 Dollars ($1,750,000.00) to Kleer-Vu Industries, Inc. to be subordinated to the indebtedness of Borrower to Bank on terms acceptable to Bank in its sole discretion and shall cause each such subordinated debtholder to execute and deliver to Bank a Subordination Agreement.

Kleer-Vu Plastics Corporation
April 19, 1995
Page 4


     (g) Paragraphs (6)(l), (6)(m), (6)(s), and (6)(u) of Exhibit A of the Agreement are deleted in their entirety and the phrase "Intentionally Omitted" is substituted in their place.

     2. This Amendment shall not become effective until fully executed by all parties hereto.

     3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.


                                   LASALLE NATIONAL BANK, A NATIONAL
                                   BANKING ASSOCIATION

                                   By: /s/ illegible
                                      ------------------------------------------

                                   Title: Vice President
                                         ---------------------------------------

Accepted and agreed to this
20th day of April, 1995.
----        -----


KLEER-VU PLASTICS CORPORATION

By: /s/  B. Leneck
   -------------------------------------

Title: Chief Financial Officer
      ----------------------------------

By: /s/  David W. Hardee
   -------------------------------------

Title: EVP
      ----------------------------------

Consented and agreed to by the following guarantors of the obligations of
KLEER-VU PLASTICS CORPORATION to LaSalle
National Bank.

KLEER-VU INDUSTRIES, INC.

By: /s/  B. Leneck
   -------------------------------------

Title: Chief Financial Officer
      ----------------------------------

Date: 4/20/95
     -----------------------------------


PAS INDUSTRY, INC.

By: /s/ David W. Hardee                         BY: /s/  B. Leneck
   -------------------------------------           -----------------------------

Title: President                                ITLE: Chief Financial
      ----------------------------------              --------------------------

Date: 4/20/95                                   DATE: 4/20/95
     -----------------------------------             ---------------------------


PROLINE STORAGE CORPORATION

By: /s/ David W. Hardee                         BY: /s/  B. Leneck
   -------------------------------------           -----------------------------

Title: PRESIDENT                                TITLE: Chief Financial Officer
      ----------------------------------              --------------------------

Date: 4/20/95                                   DATE: 4/20/95
     -----------------------------------             ---------------------------